CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of PhotoChannel Networks Inc. on Form 20-F for the period ending September 30, 2005, as amended (the “Form 20-F”), the undersigned hereby certify that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PhotoChannel Networks Inc.

Date: December 8, 2006	/s/ Peter David Fitzgerald
Name: Peter David Fitzgerald
Title: Chairman and Chief Executive Officer

Date: December 8, 2006	/s/ John Robert Chisholm
Name: John Robert Chisholm
Title: Chief Financial Officer